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                                   Exhibit j



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the five Prospectuses and "Counsel and Auditors" and "Financial Statements" in the two Statements of Additional Information and to the incorporation by reference of our reports, dated February 15, 2001, in Post-Effective Amendment No. 22 to the Registration Statement (Form N-1A, No. 33-52784) of ABN AMRO Funds.



                                                       ERNST & YOUNG LLP

Boston, Massachusetts
April 30, 2001